EXHIBIT 99.2

   1  Heat Biologics  Analyst and Investor DayFebruary 28, 2018

 Forward Looking Statements  This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, future trial results being consistent with interim results, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our most recent Annual Report on Form 10-K and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.

 Roger B. Cohen  Professor of MedicineUniversity of PennsylvaniaAssociate Director Clinical Research Abramson Cancer CenterChief Clinical Research Officer Abramson Cancer CenterCo-Director, Head and Neck Cancer Research Center

 Therapy for Advanced Lung Cancer  There have been some modest gains since 1980   Immunotherapy    Are we doing better with immunotherapy?  Targeted Therapies

Cancer-Immunity Cycle


Priming and activation (APCs & T cells)
3
Trafficking of T cells to tumors (CTLs)
4
PD-1, PD-L1 antibodies
Blood vessel
Lymph node
5
Infiltration of T cells into tumors (CTLs, endothelial cells)
tumor
2
Cancer antigen presentation (dendritic cells/APCs)
6
Recognition of cancer cells by T cells (CTLs, cancer cells)
Release of cancer cell antigens (cancer cell death)
1
7
Killing of cancer cells (Immune and cancer cells)

APCs = antigen-presenting cells; CTLs = cytotoxic T lymphocytes.

Chen DS, Mellman I. *Immunity.* 2013;39:1-10.

 Immune Checkpoints   Immune checkpoints are normal ‘brakes’ on the activity of the immune system; checkpoint proteins turn off activated T cells when they are no longer neededImmune checkpoints have been ‘hijacked’ by the cancer to evade the immune systemCheckpoint Inhibitors  remove the checkpoint and “take the brakes off the immune system”Now the immune system can ‘see’ the tumor and kill it

1st Line NSCLC Treatment Landscape

Incurable NSCLC (adenocarcinoma) without activating EGFR, ALK, etc. mutations:

- If PD-L1 is ≥ 50%, consider Keytruda as monotherapy
- If PD-L1 <50%, consider Keytruda in combination with chemotherapy
- Platinum doublet chemotherapy

Incurable NSCLC (squamous cell):

- If PD-L1 is ≥ 50%, consider Keytruda as monotherapy
- If PD-L1 <50%, platinum doublet chemotherapy

Soon, many patients will get a checkpoint inhibitor in the first line of therapy

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2nd Line NSCLC Treatment Landscape

- Adenocarcinoma: chemotherapy (taxanes) or checkpoint inhibitor if not given previously
- Squamous Cell: chemotherapy (taxanes) or checkpoint inhibitor (Keytruda, Opdivo, Tecentriq) if not given previously

What if the patient already received a checkpoint inhibitor and wants more immunotherapy?

- They will need a 'rescue' strategy: a checkpoint inhibitor "plus *something* to make the checkpoint inhibitor work or work again"
- *Something* =
  - Radiation ("RadVax")
  - Addition of a 2nd immune modulating drug: IDO inhibitor, IFNγ, or antibodies against CTLA-4, OX40, B7H3, CSFR1, LAG-3, TIGIT, TIM -3, etc.
  - **A vaccine (ex: HS-110) that induces CD8+ T cells to infiltrate the tumors**

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 The Big Challenge:Most patients with NSCLC don’t respond to checkpoint inhibition

 Even the “ideal” pts (PD-L1 ≥ 50%) don’t all respond to checkpoint inhibitors  Reck M et al. N Engl J Med 2016;375:1823-1833

Considerable Unmet Need in All Lines of Therapy

- In the PDL-1 intermediate (1-50%) patients the response rate is lower: ~20-25%
- In the PDL-1 negative (<1%) patients the response rates are < 10%
- And patients who do respond are not cured
  - They eventually get worse and die from NSCLC
- Reasons for failure of checkpoint inhibition likely include:
  - There are no T-cells in the tumor (the tumors are 'cold')
  - There are other white blood cells in the tumors that block the T-cells from doing their job
  - The cancer is using checkpoints other than PD-1/PD-L1
  - The cancer substitutes new checkpoints when we block PD-1/ PD-L1
  - Unknown mechanisms of immune evasion

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Immunotherapy Combinations

- Improving response rates and response duration will require IO combinations
- Existing combinations, such as Opdivo-Yervoy are significantly more toxic than Opdivo monotherapy
- Immune-related toxicities include pneumonitis, colitis, rashes, hepatitis, nephritis, encephalitis and others
- Additive immune therapies that don't add significant toxicity are needed


Ipi nivo
ipi
nivo
60
50
40
30
20
10
0
Gr 3 and 4 toxicities

Larkin et al, N Engl J Med 2015; 373:23-34

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Cancer Immunity Cycle (continued)


HS-110
Priming & activation
CD28/B7.1
CD137/CD137L
OX40/OX40L
CD27/CD70
HVEM
GITR
IL-2
IL-12
CTLA-4/B7.1
PD-L1/PD-1
PD-L1/B7.1
prostaglandins
3
4
Trafficking of
T cells to tumors
CX3CL1
CXCL9
CXCL10
CCL5
Infiltration of T cells
into tumors
LFA1/1CAM1
Selectins
VEGF
Endothelin B receptor
5
Blood
vessel
Lymph
node
HS-110
Cancer antigen
presentation
TNF-a
IL-1
IFN-a
CD40L/CD40
CDN
ATP
HMGB1
TLR
IL-10
IL-4
IL-13
2
tumor
Recognition of
cancer cells by T
cells
6
T cell receptor
Reduced pMHC on
cancer cells
7
Killing of cancer cells
IFN-γ
T cell granule content
PD-L1/PD-1
PD-L1/B7.1
IDO
TGF-β
BTLA
VISTA
LAG3
Arginase
MICA/MICB
B7-H4
TIM3/
phospholipids
1
Release of cancer cell
antigens
Immunogenic cell death
Tolerogenic cell death
Stimulatory
factors
Inhibitors

Chen DS, Mellman I. *Immunity.* 2013;39:1-10.

 14  What might a therapeutic vaccine like HS-110 do?Generate CD8+ cells (TILs) that penetrate tumors and make them “hot”  CD8+ (TIL+) patients may respond to anti-PD-(L)1  CD8- (TIL-) patients may not respond to anti-PD-(L)1  Teng et al., 2015 Can ResGettinger et al., 2015 JCO  Hypothesis  Combining Therapeutic Vaccines with Checkpoint Inhibitors    Convert TIL- tumors to TIL+

                 Baseline  Week 10  Biopsies from the DURGA Trial:TIL Infiltration Associated with Clinical Response                  Patient 1:Partial Response at Week 18  High CD8+ TIL (>10%)                  Patient 2:Partial Response at Week 9  High CD8+ TIL (>10%)*      Patient 3:Partial Response at Week 18  Low CD8+ TIL (<10%)  High CD8+ TIL (>10%)

 Previous lung cancer vaccines were not designed to elicit a robust CD8+ T-cell response

Introducing gp96- *The Immune System's "Swiss Army Knife"**



Cell Membrane
gp96
Antigen
Leash
Endoplasmic Reticulum

A Natural "Molecular Warning System"

- Gp96 "chaperones" newly-created proteins to the cell membrane where they are released and embedded
- Gp96 + its ferried protein are naturally released only via necrosis
  - Exposure of gp96 outside the cell activates an immune response to the antigen it is carrying
  - Enables MHC I antigen cross-presentation specifically to CD8+ T-cells
  - Activates a cytotoxic T-cell response to the cargo antigen
- Gp96 among the most powerful immune adjuvants
- Gp96 is the only adjuvant that generates exclusively CD8+ ("killer") T-cells

*Schild, H. & Rammensee, H. ***Gp-96 – The Immune System's Swiss Army Knife***.
Nature Immunology 2, 100-101 (2000)

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Heat's gp96 *ImPACT* Therapy

Heat Biologics *ImPACT®* technology reprograms cancer cells to continuously secrete their own antigens bound to heat shock protein gp96

Severing the Leash



Cell Membrane
gp96
Antigen
Endoplasmic Reticulum

- Genetically modify tumor cells by "severing the leash" that binds the gp96 to the endoplasmic reticulum of the cell and replacing it with a sequence that pumps gp96 out of the cell
- Enables living cancer cells to "pump-out" their own surface antigens along with the gp96 chaperone
  - This process mimics necrotic cell death
- Activates a powerful pan-antigen cytotoxic T-cell immune response

Heat Biologics *ImPACT* technology removes the leash that binds gp96 to the cell, replacing with a sequence that allows cells to continually secrete gp96 along with their "chaperoned" antigens

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   19  Heat Biologics  ImPACT Mechanism of ActionJeff Hutchins PhDChief Scientific OfficerFebruary 28, 2018

 20  ImPACT/ComPACT Manufacturing

 21  ImPACT: Immune Pan-antigen Cytotoxic Therapy

 Successful Immuno-oncology: A 3 Legged Stool  22

 ImPact Generates an Adaptive Immune Response  Secretion of gp96-Ig carrying tumor specific proteins represented on the patients tumor.Activation of APCs (TLR2/4) and cross- presentation of antigens (CD91).Specific T-cell receptor engagement.Clonal Expansion of Tumor Antigen Specific T cells.    23

 Clinical Proof of Mechanism in NCSLC  24    Increased levels of CD8+ T cells deep into the tumorTumors with no previous immune activation made highly activeAssociation with radiographic clinical response        Histopathological evidence that HS-110 is turning COLD tumors HOT

 25  ImPACT + Opdivo Combination Therapy  The potential to improve clinical responses and survival, without additional toxicity

 Strong support for our clinical approaches  Pre-clinical Data of T-cell Expansion  26  Source: Fromm et al. Society for Immunotherapy of Cancer Annual Meeting, 2016  CD8+ T-cell Expansion  Higher T-cell responses observed in mice treated with ImPACT aloneImPACT boosted CD8+ T-cells to even higher levels when combined with co-stimulator agonist antibodies: OX40, TNFRSF25, PD-1Findings suggest synergies when combining ImPACT with Pelican’s TNFRSF25 antibody

   27  Heat Biologics  DURGA Interim Data ReviewGeorge Peoples MD FACSChief Medical OfficerFebruary 28, 2018

Heat Biologics

HS-110-102 DURGA Trial

A Phase 1b/2 Study of Viagenpumatucel-L (HS-110) in Combination with Multiple Treatment Regimens in Patients with Non-Small Cell Lung Cancer (The "DURGA" Trial)

Objective	Evaluate objective response rate of HS-110 with a PD-1 checkpoint inhibitor (nivolumab)
Design	• Single arm multicenter trial of up to 120 patients • Cohort analysis based on histology, prior checkpoint inhibitor therapy, TIL levels and PD-L1 expression
Endpoints	• Objective Response Rate (RECIST 1.1) • Duration of Response • Progression-free Survival • Overall Survival • Immune Response • Safety & Tolerability
Population	Previously treated, advanced NSCLC Current Analysis: • Adenocarcinoma • Checkpoint inhibitor naïve New Populations for enrollment: • Squamous cell carcinoma • Checkpoint inhibitor relapsed

DURGA Schema  X = CT Scan    = Biopsy (or recent archival tissue at baseline)  KEY:  Nivolumab:  HS-110:  Biopsies:  CT Scans:  Timepoint:

 Pre-Specified Patient Populations Analyzed  ITT (n=35)The Intent-to-Treat Population includes all patients enrolled into the study  PP (n=26)The Per Protocol Population includes patients who have received at least 6 doses of HS-110 and a pre/post treatment tumor assessment      3 patients died before completing 6 weeks of treatment (2 PD & 1 MI)4 patients had no follow-up scans due to clinical progression2 patients had no follow-up scans due to AEs

 ImPACT (HS-110) Safety Profile to Date

 Primary Efficacy Analysis  Population  Objective Response Rate (RECIST 1.1)  Disease Control Rate (RECIST 1.1)  ITT (n=35)  17%  40%  PP (n=26)  23%  50%  ORR: Objective Response Rate is defined as the % of patients who have reached Partial Response (PR) per RECIST 1.1 which requires a 30% reduction in the sum of the longest diameters of all target lesions from baseline.DCR: Disease Control Rate is defined as the % of patients who have reached Partial Response (PR) or Stable Disease (SD) per RECIST 1.1 which requires that the sum of the longest diameters of all target lesions does not increase more than 20% from baseline.

 Best Target Lesion Response  Change from Baseline (%)  All evaluable ITT patients with a baseline and on-treatment scan (n=27) ORR (26%) and disease control (67%)

 Durable Target Lesion Response  Change from Baseline (%)  All enrolled patients (ITT) with a baseline and on-treatment scan  Days From First Dose  All evaluable ITT patients with a baseline and on-treatment scan (n=27) Overall responses are durable and long lasting (> 6 months)

 ITT Overall Survival: Encouraging and Still Maturing  ITT survival curve has not yet reached medianm(OS) of nivolumab alone = 12.2 months  mOS nivolumab12.2 months*    *N Engl J Med 2015; 373: 1627-1639

 PP Overall Survival: Encouraging and Still Maturing  PP survival curve has not yet reached medianm(OS) of nivolumab alone = 12.2 months  mOS nivolumab12.2 months*    *N Engl J Med 2015; 373: 1627-1639

 Target Lesion Response Based on Initial TIL Status  Change from Baseline (%)  Evaluable ITT Population  Change from Baseline (%)        High TIL  Low TIL  HS-110 shows effect in low TIL “cold tumor” patients who typically do not respond well to PD-1 inhibitors4 of 9 achieved a partial clinical response

 Durable Target Lesion Responses Based on Initial TIL Status  Low TIL  High TIL  Change from Baseline (%)  Tumor Type at Baseline  Evaluable ITT Population  Days from First Dose  Durable responses (> 6 months) observed in difficult-to-treat low TIL “cold” patients

 Target Lesion Response Based on Initial PD-L1 Status  Change from Baseline (%)  Evaluable ITT Population  Change from Baseline (%)  >1% PD-L1 Tumor Type at Baseline  <1% PD-L1 Tumor Type at Baseline  High PD-L1  Low PD-L1  HS-110 shows effect in low PD-L1 patients, who typically do not respond to checkpoint inhibitors

 Durable Target Lesion Responses Based on Initial PD-L1 Status  Change from Baseline (%)  Evaluable ITT Population  Days from First Dose  Change from Baseline (%)  Days from First Dose  >1% PD-L1 Tumor Type at Baseline  <1% PD-L1 Tumor Type at Baseline  Durable responses observed in difficult-to-treat low PD-L1 patients  High PD-L1  Low PD-L1

 ELISPOT Activity and Survival  High = ELISPOT activity above the median of patients tested Low = ELISPOT activity below the median of patients tested  A trend of survival benefit is observed higher ELISPOT activity of immune response  203  337

 Summary of Interim Data  Tumor shrinkage and disease control demonstrated in a majority of evaluable patientsOverall responses are durable and long lastingWhile survival data is still maturing, the median overall survival has not yet been reachedHS-110 shows durable responses in difficult-to-treat low TIL “cold tumor” patientsHS110 shows durable responses in low PD-L1 patients, who typically do not respond to checkpoint inhibitorsA trend of survival benefit is observed with higher ELISPOT activity reflective of tumor antigen-specific immune response  This data is consistent with HS-110 mechanism of action as well as data previously reported in our phase 1 trial